Property and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
Note 6. Property and Equipment, Net
Property and equipment, net consists of the following (in thousands):

	December 31,
	2023	2022
Computer software and web development	$229,527	$236,533
Computer equipment	23,738	24,240
Buildings	5,158	5,158
Leasehold improvements	4,600	4,600
Furniture, fixtures and equipment	1,166	1,222
Computer software and web development projects in-process	2,157	5,147

Property and equipment, gross	266,346	276,900
Less: Accumulated depreciation	(221,291)	(202,753)

Property and equipment, net	$45,055	$74,147

During the year ended December 31, 2022, primarily due to the consolidation of the Company’s digital platforms and office lease assignment, the Company disposed of certain property and equipment no longer in use. The Company recognized a net loss related to these disposals of $1.2 million during the year ended December 31, 2022 in the consolidated statements of operations. There were no similar dispositions in the year ended December 31, 2023.

On February 29, 2024, the Company sold its Van Nuys production facility which had a net carrying value of $4.8 at December 31, 2023, million for $6.2 million. Simultaneous with the sale, the Company entered into a five year lease of the facility at an annual base rate of $0.3 million per year. See Note 23,
Subsequent Events
, for additional information on the sale and leaseback of the facility.
The Company recorded depreciation expense related to property and equipment in the following expense categories of its consolidated statements of operations as follows (in thousands):

	Year Ended December 31,
	2023	2022
Cost of revenue	$17,994	$27,137
Selling and marketing	—	381
Enterprise technology and development	16,463	28,833
General and administrative	3	242

Total depreciation	$34,460	$56,593